Thrivent Financial for Lutherans                     Contract Number:  LC1234567

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AMENDATORY AGREEMENT
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Misstatement of Age or Sex.

        In the provision entitled Misstatement of Age or Sex, "age or sex" is amended to read "age."

Optional Plans of Settlement.

        In the provision entitled Optional Plans of Settlement, "sex and adjusted age" is amended to read "adjusted age" and the tables for Options 4 and 5 are replaced with the following tables:

                                    OPTION 4
                              Monthly Life Income

------------------------------------------------------------------------------------------------------------------------
                               Guaranteed Monthly Life Income for Each $1,000 of Proceeds
------------------------------------------------------------------------------------------------------------------------
                                          Adjusted
  Adjusted      Payments     Payments      Age of      Payments     Payments      Adjusted      Payments     Payments
Age of Payee   Guaranteed   Guaranteed      Payee     Guaranteed   Guaranteed   Age of Payee   Guaranteed   Guaranteed
 on Date of        for         for       on Date of      for           for       on Date of        for         for
 Settlement     10 years     20 years    Settlement    10 years     20 years     Settlement     10 years     20 years
------------------------------------------------------------------------------------------------------------------------
     40           3.14         3.12          65          4.96         4.52           75           6.56         5.08
     45           3.35         3.31          66          5.09         4.59           76           6.75         5.12
     50           3.62         3.55          67          5.22         4.65           77           6.94         5.14
     55           3.95         3.84          68          5.37         4.72           78           7.13         5.17
                                             69          5.52         4.78           79           7.33         5.19
------------------------------------------------------------------------------------------------------------------------
     60           4.39         4.16          70          5.68         4.84           80           7.51         5.21
     61           4.49         4.23          71          5.84         4.90           85           8.36         5.26
     62           4.60         4.30          72          6.01         4.95           90           8.93         5.27
     63           4.71         4.38          73          6.19         5.00           95           9.25         5.27
     64           4.83         4.45          74          6.37         5.04
------------------------------------------------------------------------------------------------------------------------

                                    OPTION 5
                        Monthly Life Income - Two Payees

------------------------------------------------------------------------------------------------------------------
                                Guaranteed Monthly Life Income for Each $1,000 of Proceeds
------------------------------------------------------------------------------------------------------------------
                      Payments Guaranteed for 10 Years                  Payments Guaranteed for 20 Years
  Adjusted    ----------------------------------------------------------------------------------------------------
Age of First       Adjusted Age of Second Payee on Date of          Adjusted Age of Second Payee on Date of
  Payee on                         Settlement                                      Settlement
   Date of    ----------------------------------------------------------------------------------------------------
 Settlement       60           65          70           75          60           65          70           75
------------------------------------------------------------------------------------------------------------------
     60          3.81          -           -            -          3.78          -           -            -
     65          3.99         4.25         -            -          3.94         4.16         -            -
     70          4.14         4.49        4.84          -          4.05         4.33        4.57          -
     75          4.25         4.68        5.15         5.63        4.12         4.44        4.73         4.93
------------------------------------------------------------------------------------------------------------------
    Rates not shown will be calculated on the same basis as the above rates and will be provide upon request.
------------------------------------------------------------------------------------------------------------------

Contract Number:  LC1234567

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AMENDATORY AGREEMENT                                                 (continued)
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Optional Plans of Settlement (continued).

In the provision entitled Optional Plans of Settlement, the tables for Option 4V
- 3% and Option 5V - 3% are replaced with the following tables:

                                 OPTION 4V - 3%
                               Monthly Life Income

------------------------------------------------------------------------------------------------------------------------
                               First Monthly Life Income Payment for Each $1,000 of Proceeds
------------------------------------------------------------------------------------------------------------------------
                                          Adjusted
  Adjusted      Payments     Payments      Age of      Payments     Payments      Adjusted      Payments     Payments
Age of Payee   Guaranteed   Guaranteed      Payee     Guaranteed   Guaranteed   Age of Payee   Guaranteed   Guaranteed
 on Date of        for         for       on Date of      for           for       on Date of        for         for
 Settlement     10 years     20 years    Settlement    10 years     20 years     Settlement     10 years     20 years
------------------------------------------------------------------------------------------------------------------------
     40           3.43         3.41          65          5.23         4.78           75           6.82         5.33
     45           3.64         3.60          66          5.36         4.85           76           7.01         5.36
     50           3.90         3.83          67          5.50         4.91           77           7.20         5.39
     55           4.24         4.11          68          5.64         4.98           78           7.39         5.41
                                             69          5.79         5.04           79           7.58         5.44
------------------------------------------------------------------------------------------------------------------------
     60           4.67         4.43          70          5.95         5.10           80           7.76         5.45
     61           4.77         4.50          71          6.11         5.15           85           8.60         5.50
     62           4.88         4.57          72          6.28         5.20           90           9.16         5.51
     63           4.99         4.64          73          6.45         5.25           95           9.48         5.51
     64           5.11         4.71          74          6.63         5.29
------------------------------------------------------------------------------------------------------------------------

                                 OPTION 5V - 3%
                        Monthly Life Income - Two Payees

------------------------------------------------------------------------------------------------------------------
                                First Monthly Life Income Payment for Each $1,000 of Proceeds
------------------------------------------------------------------------------------------------------------------
                      Payments Guaranteed for 10 Years                  Payments Guaranteed for 20 Years
  Adjusted    ----------------------------------------------------------------------------------------------------
Age of First       Adjusted Age of Second Payee on Date of          Adjusted Age of Second Payee on Date of
  Payee on                         Settlement                                      Settlement
   Date of    ----------------------------------------------------------------------------------------------------
 Settlement       60           65          70           75          60           65          70           75
------------------------------------------------------------------------------------------------------------------
     60          4.09          -           -            -          4.05          -           -            -
     65          4.26         4.52         -            -          4.21         4.42         -            -
     70          4.41         4.75        5.10          -          4.32         4.59        4.83          -
     75          4.52         4.95        5.42         5.89        4.39         4.70        4.98         5.18
------------------------------------------------------------------------------------------------------------------
    Rates not shown will be calculated on the same basis as the above rates and will be provide upon request.
------------------------------------------------------------------------------------------------------------------

                                                     Contract Number:  LC1234567

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AMENDATORY AGREEMENT                                                 (continued)
--------------------------------------------------------------------------------

Optional Plans of Settlement (continued).

In the provision entitled Optional Plans of Settlement, the tables for Option 4V
- 4% and Option 5V - 4% are replaced with the following tables:

                                 OPTION 4V - 4%
                               Monthly Life Income

------------------------------------------------------------------------------------------------------------------------
                               First Monthly Life Income Payment for Each $1,000 of Proceeds
------------------------------------------------------------------------------------------------------------------------
                                          Adjusted
  Adjusted      Payments     Payments      Age of      Payments     Payments      Adjusted      Payments     Payments
Age of Payee   Guaranteed   Guaranteed      Payee     Guaranteed   Guaranteed   Age of Payee   Guaranteed   Guaranteed
 on Date of        for         for       on Date of      for           for       on Date of        for         for
 Settlement     10 years     20 years    Settlement    10 years     20 years     Settlement     10 years     20 years
------------------------------------------------------------------------------------------------------------------------
     40           4.05         4.02          65          5.78         5.31           75           7.34         5.83
     45           4.24         4.20          66          5.91         5.37           76           7.52         5.86
     50           4.49         4.41          67          6.05         5.43           77           7.71         5.89
     55           4.82         4.68          68          6.19         5.49           78           7.89         5.91
                                             69          6.33         5.55           79           8.08         5.93
------------------------------------------------------------------------------------------------------------------------
     60           5.23         4.98          70          6.49         5.61           80           8.26         5.95
     61           5.33         5.04          71          6.65         5.66
     62           5.44         5.11          72          6.81         5.71           85           9.07         5.99
     63           5.55         5.17          73          6.98         5.75           90           9.62         6.00
     64           5.66         5.24          74          7.16         5.79           95           9.92         6.00
------------------------------------------------------------------------------------------------------------------------

                                 OPTION 5V - 4%
                        Monthly Life Income - Two Payees

------------------------------------------------------------------------------------------------------------------
                                  First Monthly Life Income Payment for Each $1,000 of Proceeds
------------------------------------------------------------------------------------------------------------------
                      Payments Guaranteed for 10 Years                  Payments Guaranteed for 20 Years
  Adjusted    ----------------------------------------------------------------------------------------------------
Age of First       Adjusted Age of Second Payee on Date of          Adjusted Age of Second Payee on Date of
  Payee on                         Settlement                                      Settlement
   Date of    ----------------------------------------------------------------------------------------------------
 Settlement       60           65          70           75          60           65          70           75
------------------------------------------------------------------------------------------------------------------
     60          4.65          -           -            -          4.61          -           -            -
     65          4.82         5.06         -            -          4.76         4.96         -            -
     70          4.96         5.30        5.64          -          4.87         5.13        5.35          -
     75          5.08         5.49        5.95         6.41        4.94         5.23        5.50         5.69
------------------------------------------------------------------------------------------------------------------
    Rates not shown will be calculated on the same basis as the above rates and will be provide upon request.
------------------------------------------------------------------------------------------------------------------

Contract Number:  LC1234567

--------------------------------------------------------------------------------
AMENDATORY AGREEMENT                                                 (continued)
--------------------------------------------------------------------------------

Optional Plans of Settlement (continued).

In the provision entitled Optional Plans of Settlement, the tables for Option 4V
- 5% and Option 5V - 5% are replaced with the following tables:

                                 OPTION 4V - 5%
                               Monthly Life Income

------------------------------------------------------------------------------------------------------------------------
                               First Monthly Life Income Payment for Each $1,000 of Proceeds
------------------------------------------------------------------------------------------------------------------------
                                          Adjusted
  Adjusted      Payments     Payments      Age of      Payments     Payments      Adjusted      Payments     Payments
Age of Payee   Guaranteed   Guaranteed      Payee     Guaranteed   Guaranteed   Age of Payee   Guaranteed   Guaranteed
 on Date of        for         for       on Date of      for           for       on Date of        for         for
 Settlement     10 years     20 years    Settlement    10 years     20 years     Settlement     10 years     20 years
------------------------------------------------------------------------------------------------------------------------
     40           4.69         4.66          65          6.35         5.85           75           7.87         6.35
     45           4.88         4.82          66          6.48         5.92           76           8.05         6.38
     50           5.11         5.02          67          6.61         5.97           77           8.23         6.40
     55           5.42         5.26          68          6.75         6.03           78           8.41         6.42
                                             69          6.89         6.09           79           8.59         6.44
------------------------------------------------------------------------------------------------------------------------
     60           5.82         5.55          70          7.04         6.14           80           8.77         6.46
     61           5.92         5.61          71          7.19         6.19           85           9.55         6.50
     62           6.02         5.67          72          7.36         6.23           90           10.08        6.51
     63           6.12         5.73          73          7.52         6.28           95           10.38        6.51
     64           6.24         5.79          74          7.69         6.31
------------------------------------------------------------------------------------------------------------------------

                                 OPTION 5V - 5%
                        Monthly Life Income - Two Payees

------------------------------------------------------------------------------------------------------------------
                                First Monthly Life Income Payment for Each $1,000 of Proceeds
------------------------------------------------------------------------------------------------------------------
                      Payments Guaranteed for 10 Years                  Payments Guaranteed for 20 Years
  Adjusted    ----------------------------------------------------------------------------------------------------
Age of First       Adjusted Age of Second Payee on Date of          Adjusted Age of Second Payee on Date of
  Payee on                         Settlement                                      Settlement
   Date of    ----------------------------------------------------------------------------------------------------
 Settlement       60           65          70           75          60           65          70           75
------------------------------------------------------------------------------------------------------------------
     60          5.23          -           -            -          5.20          -           -            -
     65          5.40         5.63         -            -          5.33         5.53         -            -
     70          5.54         5.86        6.19          -          5.44         5.68        5.89          -
     75          5.65         6.05        6.49         6.94        5.51         5.78        6.03         6.21
------------------------------------------------------------------------------------------------------------------
    Rates not shown will be calculated on the same basis as the above rates and will be provide upon request.
------------------------------------------------------------------------------------------------------------------

Signed for Thrivent Financial for Lutherans
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President
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Secretary
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